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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 29, 2005


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


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       Delaware                 333-121661                    06-1442101
  -----------------            ------------              -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)


  600 Steamboat Road
  Greenwich, Connecticut                                         06830
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  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                      -3-


Item 8.01.        Other Events
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Description of the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of notes, entitled GreenPoint Mortgage Funding Trust 2005-HE1, Asset-Backed Notes, Series 2005-HE1 (the "Notes"), to be issued pursuant to an indenture, dated as of March 30, 2005, between GreenPoint Mortgage Funding Trust 2005-HE1 as issuer (the "Issuer") and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee"). The Notes to be designated as the Series 2005-HE1 Notes will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate home equity lines of credit having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

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                                      -4-


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


Exhibit No.                                  Description
-----------                                  -----------
  99.1 Collateral Term Sheets (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of GreenPoint Mortgage Funding Trust 2005-HE1, Asset-Backed Notes, Series 2005-HE1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 29, 2005


                                                FINANCIAL ASSET SECURITIES CORP.


                                                By: /s/ Frank Skibo
                                                   -----------------------------
                                                Name:  Frank Skibo
                                                Title: Managing Director

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                                Index to Exhibits
                                -----------------

                                                                Sequentially
EXHIBIT NO.                   DESCRIPTION                      NUMBERED PAGE
-----------                   -----------                      -------------
   99.1        Collateral Term Sheets (as defined in Item            P
               5) that have been provided by Greenwich
               Capital Markets, Inc. to certain prospective purchasers of GreenPoint Mortgage Loan
               Funding Trust 2005-HE1, Asset-Backed Notes,
               Series 2005-HE1.

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                                  EXHIBIT 99.1

                                 FILED BY PAPER